UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

One World Products, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-56151	61-1744826
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6605 Grand Montecito Pkwy, Suite 100 Las Vegas, NV	89149
(Address of principal executive offices)	(zip code)

(800) 605-3210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, the Board of Directors of One World Products, Inc. (the “Company”) appointed Joerg Sommer, 57, to serve as the Company’s President.

Since July 2022, Mr. Sommer has been the Managing Partner of peach ventures management GmbH, an investor in energy and mobility startups based in Berlin, Germany, and since November 2021, he has served as a Venture Partner of bmp Ventures AG, a venture capital investment firm based in Berlin, Germany. Previously, Mr. Summer was the Chief Operating Officer of StreetScooter of Aachen, German, from March 2019 until February 2020; and the Chief Operating Officer of Chanje Energy Inc. of Los Angeles, CA, from March 2017 until February 2019. Mr. Sommer has also served on the Company’s Advisory Board since August 2020, and as a consultant to the Company from January 2021 to June 2022, and was paid $2,500 per month for his services as a consultant to the Company.

Mr. Sommer holds a Masters of Business Administration (M.B.A.) from the MIT Sloan School of Management, and dual Masters of Mechanical Engineering and Business Administration from Technische Universität Berlin.

In connection with his appointment as President, the Company entered into an offer letter with Mr. Sommer (the “Offer Letter”) under which he will initially be paid an annual base salary of $60,000, which will increase to $240,000 upon the closing of an offering of the Company’s equity securities that results in gross proceeds to the Company of at least $5,000,000 (a “Qualified Offering”). Mr. Sommer will also be entitled to a bonus of up $380,000 upon the sale of the Company’s equity securities during the term of his employment; is entitled to be issued 1,500,000 shares of the Company’s common stock upon his appointment as President; and is entitled to be issued an additional 1,500,000 shares of the Company’s common stock within 60 days of the closing of a Qualified Offering.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the actual terms of the Offer Letter, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Offer Letter entered into by One World Products, Inc. and Jeorg Sommer, dated April 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

One World Products, Inc.

Date: June 1, 2023

By:	/s/ Dr. Kenneth Perego, II
Dr. Kenneth Perego, II
Vice Chairman of the Board